                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- --------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                      NATIONAL TRANSACTION NETWORK, INC.
                (Name of Registrant as Specified In Its Charter)

                               Milton A. Alpern
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

- --------------------------------------------------------------------------------

                       NATIONAL TRANSACTION NETWORK, INC.
                             9 KANE INDUSTRIAL DRIVE
                           HUDSON, MASSACHUSETTS 01749
                                 (508) 562-6500

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  JUNE 7, 1996

To the Stockholders:

         The Annual Meeting of Stockholders of National Transaction Network, Inc. (the "Company") will be held at the offices of Testa, Hurwitz and Thibeault, 125 High Street, High Street Tower, 22nd Floor, Boston, Massachusetts 02110 on Friday, June 7, 1996 at 9:00 a.m., local time, to consider and act upon the following matters:

         1. To elect a Board of Directors to serve for the ensuing year.

         2. To ratify an amendment to the Company's 1988 Stock Plan increasing the number of shares of Common Stock available for issuance under the 1988 Stock Plan from 566,667 to 800,000 shares.

         3. To ratify the 1995 Director Stock Option Plan.

         4. To ratify the selection of the firm of Deloitte & Touche as auditors of the Company for the fiscal year ending December 31, 1996.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 12, 1996 will be entitled to vote at the meeting or any adjournment thereof. A list of the stockholders of record entitled to vote shall be available for inspection at the principal office of the Company for ten days prior to the Annual Meeting. The stock transfer books of the Company will remain open.

                                             By Order of the Board of Directors,

                                             PAUL A. SIEGENTHALER
                                             Chief Executive Officer

Hudson, Massachusetts

April 25, 1996

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. THE PROXY MAY BE REVOKED BY THE PERSON EXECUTING THE PROXY BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ELECTING TO VOTE IN PERSON AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                     --------------------------------------

                       NATIONAL TRANSACTION NETWORK, INC.

                             9 KANE INDUSTRIAL DRIVE

                           HUDSON, MASSACHUSETTS 01749

                                 (508) 562-6500

                       -----------------------------------


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 7, 1996

                                 APRIL 25, 1996

                       -----------------------------------

         Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of National Transaction Network, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, June 7, 1996 at 9:00 a.m., at the offices of Testa, Hurwitz & Thibeault, 125 High Street, High Street Tower, 22nd Floor, Boston, Massachusetts 02110. This proxy statement and the form of proxy were first mailed to stockholders on or about April 25, 1996.

         Only stockholders of record as of April 12, 1996 will be entitled to vote at the Meeting and any adjournment thereof. As of that date, 3,248,606 shares of Common Stock, par value $.15 per share, of the Company (the "Common Stock") were issued, outstanding and entitled to vote at any meeting of stockholders. The shares of Common Stock are the only outstanding voting securities of the Company. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy.

         Each stockholder is requested to complete, sign, date and return the enclosed proxy without delay to ensure that his shares are voted at the Meeting. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised at the Meeting or by voting at the Meeting.

         The persons named as attorneys in the proxies are directors and/or officers of the Company. All properly executed proxies returned in time to be cast at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated below under "Election of Directors." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name on the space provided on the proxy. In addition to the election of directors, the stockholders will consider and vote upon proposals to (i) ratify and approve an amendment to the Company's 1988 Stock Plan increasing the number of shares of Common Stock available for issuance under the 1988 Stock Plan from 566,667 to 800,000 shares, (ii) ratify and approve the 1995 Director Stock Option Plan, and
(iii) ratify the selection of Deloitte & Touche as auditors for the fiscal year ending December 31, 1996. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted "FOR" if no specification is indicated.

         The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes (as defined below) are counted as present or represented for purposes of determining the presence or absence of a quorum. Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the Meeting. Shares represented by proxies which are marked "withhold authority" will have no effect on the outcome of the vote for the election of directors. The ratification of the amendment to the Company's 1988 Stock Plan, the 1995 Director Stock Option Plan and the selection of auditors requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting. Only shares that are voted in favor of the proposals will be counted toward achievement of majority. Abstentions and broker non-votes have the same effect as votes against the proposals. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power with respect to the proposal and has not received instructions from the beneficial owner.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 1995, is being mailed to stockholders along with this proxy statement.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, to the knowledge of management, certain information regarding certain owners of Common Stock of the Company as of April 12, 1996 with respect to: (a) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the 3,248,606 shares of Common Stock outstanding at such date; (b) each director of the Company; (c) each nominee director of the Company; (d) each executive officer named in the Summary Compensation Table set forth below under "Compensation of Executive Officers"; and (e) all current executive officers and directors of the Company as a group:

                                           AMOUNT AND
                                            NATURE OF
           NAME AND ADDRESS                BENEFICIAL
         OF BENEFICIAL OWNER              OWNERSHIP (1)      PERCENT OF CLASS(2)
Nelson Doubleday                            1,465,177                 45%
84 Gomez Road
Hobe Sound, Florida 33455

BCE Investments (Canada),  Inc.             1,261,263                 39%
c/o BCE Capital, Inc.
1000 rue de la Gauchetiere Ouest
Bureau 3700
Montreal (QC)
CANADA H3B 4Y7

Jeffrey B. Finestone                        23,333(3)                  *
Christopher D. Illick                       23,333(4)                  *
Brian Kouri                                 23,333(5)                  *

Charles R. Thompson                         37,138(6)                1.1%
Paul A. Siegenthaler                       123,333(7)                3.7%
Milton A. Alpern                            50,000(8)                1.5%
Robert D. D. Forbes                          5,000(9)                  *
All directors and executive               285,470(10)                 8%
  officers as a group (7
  persons)

- -----------------

*        Less than 1%.

(1) Except as otherwise noted below, the Company believes each beneficial owner has the sole voting and investment power with respect to the number of shares of Common Stock (through the exercise of stock options or warrants with respect to Common Stock) shown as beneficially owned by such beneficial owner. All number of shares take into account a 1-for-15 reverse stock split of the Company's Common Stock, effected on October 22, 1993.

(2) All numbers and percentages, except as otherwise noted, assume the exercise of outstanding options or warrants. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of April 12, 1996 pursuant to the exercise of presently exercisable or outstanding options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Information with respect to beneficial ownership is based upon information furnished by such stockholder.

(3) Represents shares subject to options granted to Mr. Finestone exercisable at April 12, 1996, or within 60 days thereafter.

(4) Represents shares subject to options granted to Mr. Illick exercisable at April 12, 1996, or 60 days thereafter.

(5) Represents shares subject to options granted to Mr. Kouri exercisable at April 12, 1996, or within 60 days thereafter.

(6) Includes 23,333 shares subject to vested options granted to Mr. Thompson exercisable at April 12, 1996, or within 60 days thereafter.

(7) Includes 47,575 shares subject to vested options granted to Mr. Siegenthaler exercisable at April 12, 1996, or within 60 days thereafter.

(8) Includes 16,161 shares subject to vested options granted to Mr. Alpern exercisable at April 12, 1996, or within 60 days thereafter.

(9) Represents shares subject to options granted Mr. Forbes exercisable at April 12, 1996, or 60 days thereafter.

(10) Includes 162,068 shares subject to options exercisable at April 12, 1996, or within 60 days thereafter.


         The Company knows of no contract or other arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director or for all directors will be voted for the election of the nominees named below (unless one or more nominees are unable or unwilling to serve). The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person.

         The Company's by-laws presently state that the number of directors which shall constitute the whole Board of Directors shall be not less than one and not more than nine. Within such limit, the number of directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting or at any special meeting of stockholders. The number of directors currently fixed by the Board of Directors is six. There are presently six individuals serving as directors of the Company. Peter S. Crombie, a former director and Chairman of the Board of Directors of the Company, resigned on October 25, 1995.

         All six nominees are currently directors of the Company. Mr. Illick was initially elected by the Board of Directors on January 31, 1991; Mr. Thompson was initially elected by the Board of Directors on April 12, 1991; Mr. Finestone was initially elected by the Board of Directors on July 10, 1991; Mr. Kouri was initially elected by the Board of Directors on June 19, 1992; Mr. Siegenthaler was initially elected to the Board of Directors on June 10, 1994; and Mr. Forbes was initially elected by the Board of Directors on February 1, 1996.

         The following table sets forth the names of the nominees to be elected at the Annual Meeting and the executive officers of the Company, their ages and present positions with the Company.

Name                       Age   Title
- ----                       ---   -----
Jeffrey B. Finestone*      46    Chairman of the Board of Directors

Paul A. Siegenthaler*      37    Chief Executive Officer, President and Director

Milton A. Alpern           44    Chief Financial Officer, Vice President and
                                 Treasurer

Christopher D. Illick*     57    Director

Brian Kouri*               44    Secretary and Director

Charles R. Thompson*       61    Director

Robert D. D. Forbes*       47    Director

- --------------

* Director Nominee

         The following describes the business experience during the past five years of each director, director nominee, and executive officers named above.

         Jeffrey B. Finestone has been a director of the Company since July 1991 and currently serves as Chairman of the Board of Directors. On June 30, 1992, Mr. Finestone was elected to the offices of Chief Executive Officer and President of the Company and was also elected Chairman of the Board of Directors of the Company. On

March 1, 1994, Mr. Finestone resigned from his position as President and Chief Executive Officer. Mr. Finestone resigned as Chairman of the Board of Directors on November 2, 1994. On October 25, 1995, Mr. Finestone was once again elected Chairman of the Board of Directors of the Company. Mr. Finestone is currently Executive Vice President and Chief Financial Officer of Faneuil ISG, Inc. Mr. Finestone was Vice-President, BCE Ventures Inc., responsible for making venture capital and strategic investments in 1993. From January 1991 through December 1992, Mr. Finestone was Vice-President - Business Development of BCE Telecom International Inc., responsible for a group of investments in the graphic arts and telephone directory advertising industries, along with managing a portfolio of venture capital investments. From October 1988 to December 1990, Mr. Finestone was Vice-President, Finance & Business Development of BCE Information Services Inc.

         Christopher D. Illick has been a director of the Company since January 1991. Mr. Illick had been an executive officer of the Company since January 1991, however, on June 30, 1992, Mr. Illick resigned from his positions as Chief Executive Officer, Treasurer and Secretary. After leaving the Company, Mr. Illick became a managing director of Spencer Trask Securities, New York, New York until December 1993. Since January 1994, Mr. Illick had been employed as the senior vice-president at Pennsylvania Merchant Group, Inc., and a partner at Oakes, Fitzwilliams & Co., LP. From 1986 to 1990, Mr. Illick was employed by CG American Corporation, New York, New York, an insurance holding company. Mr. Illick is a director of BioTechnology General Corp. and Prime Cellular, Inc. He is a member of the Bar of the State of New York and has extensive business and financial experience in a variety of industries.

         Brian Kouri has been a director of the Company since June 19, 1992 and has served in the capacity of Secretary of the Company since June 30, 1992. Since January 1, 1996, Mr. Kouri has held the position of Assistant Vice-President of BCE Capital Inc., a wholly-owned subsidiary of BCE Inc., whose mandate is to make and manage venture capital and strategic investments. Prior to that time, Mr. Kouri held the position of Director of Business Development of BCE Telecom International Inc. In his former position, Mr. Kouri was involved with the acquisition and/or management of BCE Inc.'s venture capital investments as well as certain investments in the graphic arts and the telephone directory advertising industries. Prior to July 1991, he served as Senior Manager - Accounting Studies at BCE Inc. In August 1991, Mr. Kouri also assumed the position of Vice-President of BCE Venture Capital Inc., a wholly owned subsidiary of BCE Investments (Canada) Inc. Mr. Kouri is a director of Plaintree Systems Inc.

         Charles R. Thompson has been a director of the Company since April 1991. Mr. Thompson has a financial and securities background extending beyond two decades. He presently serves as General Partner of Cobalt Asset Management, L.P. Prior to such position, he was a private investor from July 1988 to February 1990. Mr. Thompson was Managing Director with Tucker, Anthony Incorporated before 1988.

         Paul A. Siegenthaler has been a director of the Company since June 10, 1994. Mr. Siegenthaler has been employed by the Company since November 1988 holding various marketing positions and has served as Executive Vice President of the Company from July 1992 to February 1994. Since March 1, 1994, Mr. Siegenthaler has served as President and Chief Executive Officer of the Company. Prior to his tenure with the Company, Mr. Siegenthaler was the Director of Marketing at Datacard/Datatrol Transaction Terminals, a division of Data Card Corporation.

         Milton A. Alpern has been the Chief Financial Officer and Vice President of Finance of the Company since November 1992. From 1987 through 1992, Mr. Alpern was the Vice President of Finance at Henco Software, Inc., a developer of application development and information integration software.

         Robert D. D. Forbes has been a director of the Company since February 1, 1996. He presently serves as the Vice President of BCE Capital, Inc. Prior to such position, he was the Vice President of Corporate Development of Dorlan Industries LTD.

         The Board of Directors met five (5) times during the fiscal year ended December 31, 1995. During the fiscal year ended December 31, 1995, all of the incumbent directors attended no fewer that 75 percent of the aggregate of the total number of meetings of the Board of Directors. The Board of Directors does not have standing audit, nominating or compensation committees.

         Election of the nominees for director listed above will require the plurality vote of the holders of the outstanding shares of Common Stock of the Company entitled to vote at the Meeting. The Board of Directors recommends a vote FOR the election of the nominees listed.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

         Directors of the Company do not receive compensation for their services as directors, but non-employee directors are reimbursed for expenses incurred in connection with attendance at Board of Directors meetings.

Executive Officer Compensation

         The following table sets forth information regarding compensation received by the Chief Executive Officer and the most highly compensated executive officers of the Company exceeding $100,000.00 for the last three completed fiscal years. The Company did not make any restricted stock awards, grant any stock appreciation rights, or make any long-term incentive plan payments during the fiscal year ended December 31, 1995.

                                       SUMMARY COMPENSATION TABLE
                                      As of Fiscal Year Ended 1995                         Long Term Compensation
                                           Annual Compensation
                                                                                           Awards
Name/Title                    Year       Salary ($)      Bonus ($)      Other annual      Options        All other
                                                                         compensat-                      compensat-
                                                                          ion ($)                         ion ($)
Paul A. Siegenthaler          1995        116,600             -0-           8,534          115,000(1)        -0-
Chief Executive Officer,
    President and Director    1994        110,000             -0-           7,786            3,333           -0-

                              1993        100,000          20,000           5,985              -0-           -0-

(1) Includes 12,121 vested options granted on September 1, 1992 and 12,121 vested options granted on November 1, 1992 that were repriced on October 25, 1995.

1988 Stock Plan

         The 1988 Stock Plan of the Company is described in detail under "Proposal to Ratify the Amendment to the 1988 Stock Plan" below.

1993 Director Stock Option Plan

         On April 6, 1993, the Board of Directors of the Company adopted the 1993 Director Stock Option Plan ("1993 Director Plan"), which was approved by the Company's stockholders on June 11, 1993. The 1993 Director Plan authorizes the grant of options for up to 20,000 shares of Common Stock. Each person who is elected to the Board of Directors of the Company was automatically granted on such date an option to purchase 3,333 shares of the Company's Common Stock; provided, however, that the newly elected person did not serve as a director for the term immediately preceding his or her election. The options expire ten years from the date of grant, unless terminated earlier in accordance with the terms of the 1993 Director Plan.

         On October 25, 1995, the Board of Directors terminated the 1993 Director Plan except as related to any options outstanding as of October 25, 1995. As a consequence, the Company will not grant any further options under the 1993 Director Plan.

Option Repricing

         On October 25, 1995, the Board of Directors approved a reduction in exercise price of certain outstanding incentive stock options under the Company's 1988 Stock Plan from an exercise price of $3.00 to $.41 per share, which was the average of the high and low bid price on October 25, 1995 as reported by the National Quotations Bureau and not less than the fair market value of the Company's Common Stock on such date. The reduction in the exercise price of the options affected approximately 214,937 incentive stock options of which Mr. Siegenthaler held 24,242 incentive stock options.

         As set forth in the Company's 1988 Stock Plan, stock options are intended to provide incentives to the Company's officers and employees. The Board of Directors believes that such equity incentives are a significant factor in the Company's ability to attract and retain key employees who are critical to the Company's long-term success. At the original exercise price, the disparity between the exercise price of these options and the then current market price did not provide meaningful incentives to the employees holding these options. Inquiries indicated that other companies have been confronted with this problem and have made similar adjustments in option prices to motivate their employees. The Board of Directors approved the repricing of these options as a means of ensuring that optionees will continue to have meaningful equity incentives to work towards the success of the Company. The adjustment was deemed by the Board of Directors to be in the best interest of the Company and its stockholders.

                                              The Board of Directors

Stock Option Grants

         The Company did not grant stock options to any named executive officer during the last fiscal year ended December 31, 1995 under its 1993 Director Plan. The Company does not grant stock appreciation rights ("SARs") of any kind.

         The following table sets forth information concerning options granted during the fiscal year ended December 31, 1995 under the Company's 1988 Stock Plan and 1995 Director Plan to the named executive officers.

                                                     OPTION GRANTS IN LAST FISCAL YEAR

                                                             Individual Grants

                                    Number of
                                   Securities         Percent of Total
                                   Underlying        Options Granted to     Exercise or
                                     Options              Employees          Base Price    Expiration
             Name                  Granted (#)         in Fiscal Year          ($/Sh)         Date
             ----                  -----------       ------------------     -----------    ----------
Paul A. Siegenthaler                75,758(1)                    20%              $.41      10/25/05
                                    12,121(2)                  -------            $.41      09/01/02
                                    12,121(2)                  -------            $.41      11/01/02
                                    15,000(3)                  -------            $.41      10/26/05

(1) Represents incentive stock options granted pursuant to the Company's 1988 Stock Plan on October 25, 1995 that will vest in three equal annual installments.

(2) Represents vested options granted pursuant to the Company's 1988 Stock Plan that were repriced on October 25, 1995.

(3) Represents incentive stock options granted in previous years pursuant to the Company's 1995 Director Plan that vested on October 26, 1995.

         The following table sets forth information concerning unexercised options to purchase Common Stock held at the end of fiscal year 1995 by the named executive officers and the value of such officers' unexercised options at December 31, 1995. No options were exercised by any of the named executive officers during fiscal year 1995.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES


                                                                        Number of Securities
                                                                        Underlying             Value of unexercised
                                                                        unexercised options    in-the-money options
                                                                        at FY-End 1995 (#)     at FY-End 1995 ($)
                                     Shares acquired     Value          exercisable/           exercisable/
Name                                 on exercise (#)     realized ($)   unexercisable          unexercisable
- ----                                 ---------------     ------------   --------------------   --------------------
Paul A. Siegenthaler                 -0-                 -0-            42,575(1)/75,758(2)           0/0(3)

(1) Includes 15,000 vested options granted pursuant to the Company's 1995 Director Stock Option Plan, 3,333 vested options granted pursuant to the Company's 1993 Director Stock Option Plan and 24,242 vested options granted pursuant to the Company's 1988 Stock Plan.

(2) Represents 75,758 options granted pursuant to the Company's 1988 Stock Plan that will vest in three equal annual installments.

(3) At fiscal year ended 1995, the fair market value of the Common Stock underlying the options did not exceed the exercise price of the options.

Severance Agreements

         On January 30, 1993, the Company entered into a Severance Agreement with Mr. Siegenthaler. Mr. Siegenthaler's Severance Agreement provides that he is an "at-will" employee. In addition, the Severance Agreement provides that if Mr. Siegenthaler is terminated for any reason other than "for cause," as that term is defined in the Severance Agreement, he is entitled to receive six months salary at his current base salary rate, payable in the same manner as his salary was payable during the term of his employment. If Mr. Siegenthaler is terminated due to a change of control of the Company, he is entitled to receive nine months salary payable according to the terms described above.

         On March 17, 1994, the Company entered into a Severance Agreement with Mr. Alpern under similar terms and conditions as Mr. Siegenthaler's Severance Agreement.

                 PROPOSAL TO RATIFY AMENDMENT TO 1988 STOCK PLAN

         At a Board of Directors meeting held on October 25, 1995, it was unanimously voted to amend the 1988 Stock Plan to increase the aggregate number shares which may be issued under the 1988 Stock Plan to 800,000 shares, subject to stockholder approval. Prior to this action by the Board of Directors, 566,667 shares could be issued under the 1988 Stock Plan. The Board of Directors believes that this increase is important to provide incentives to present and future key employees.

Description of the 1988 Stock Plan

         The 1988 Stock Plan was adopted by the Board of Directors of the Company on March 25, 1988, amended by the Board of Directors of the Company on January 19, 1989(1), approved by the stockholders of the Company on March 20, 1989, and further amended by the Board of Directors on November 6, 1989(2), which amendment was ratified by the stockholders of the Company on December 20, 1989. On April 12, 1991 the 1988 Stock Plan was further amended by the Board of Directors of the Company to reserve for issuance 566,667 shares(3), which amendment was ratified by the stockholders of the Company on June 21, 1991, and further amended by the Board of Directors on October 25, 1995, subject to approval by the Company's shareholders, to increase the aggregate number of shares reserved for issuance to 800,000 shares. The complete text of the 1988 Stock Plan, as amended (the "1988 Stock Plan"), is attached hereto as Appendix A and the following discussion is qualified in its entirety by the full text of the 1988 Stock Plan.

         Under the 1988 Stock Plan, officers and other employees of the Company and any present or future subsidiaries of the Company (collectively, "Related Companies") may be awarded incentive stock options ("ISO" or "ISOs"), as defined in Section 422(b) (formerly Section 422A(b)) of the Internal Revenue Code of 1986 (the "Code"), and directors, officers, employees and consultants of the Company and Related Companies may be granted (i) options which do not qualify as ISOs ("Non-qualified Option" or "Non-qualified Options"), (ii) awards of stock in the Company ("Awards") and (iii) opportunities to make direct purchases of stock in the Company ("Purchases"). ISOs, Non-qualified Options, Awards and Purchases are collectively referred to as "Stock Rights." ISOs and Non-qualified Options are sometimes collectively referred to as "Options."

         Administration. The 1988 Stock Plan may be administered by the Board of Directors of the Company or by a committee which may consist of three or more members appointed by the Board of Directors. Subject to ratification of option grants, Awards and Purchases (when so required by state law) and subject to the provisions of the 1988 Stock Plan, the committee, when and if appointed, has the authority to determine the persons to whom Stock Rights shall be granted (subject to certain eligibility requirements for grants of ISOs), the time or times at which Stock Rights shall be granted, the terms and provisions governing the Stock Rights, including the nature of a Stock Right as an ISO, Non-qualified Option, Award or Purchase, the duration and rate of vesting of each Option, whether restrictions such as repurchase rights in the Company are to be imposed on shares subject to Stock Rights and to interpret the 1988 Stock Plan and prescribe and rescind rules and regulations pertaining to it. The 1988 Stock Plan is presently administered by the Board of Directors.

         Eligible Employees and Others. Subject to the above mentioned limitations, ISOs under the 1988 Stock Plan may be granted to any employee of the Company or any Related Company. As of the end of the last fiscal

- -------------
(1) The January 19, 1989 amendment to the 1988 Stock Plan increased the aggregate number of shares of Common Stock issuable under the 1988 Stock Plan from 500,000 to 800,000 shares.

(2) The November 6, 1989 amendment to the 1988 Stock Plan increased the aggregate number of shares of Common Stock issuable under the 1988 Stock Plan from 800,000 to 6,170,055 shares.

(3) The April 12, 1991 amendment to the 1988 Stock Plan increased the aggregate number of shares of Common Stock issuable under the 1988 Stock Plan from 6,170,055 to 8,500,000 shares. After giving effect to the 1-for-15 reverse stock split of the Company's Common Stock on October 22, 1993, the present number of shares of the Company's Common Stock issuable under the 1988 Stock Plan is 566,667.

year, the Company had approximately 34 eligible employees. To the extent that the aggregate fair market value (determined on the date of grant of an ISO) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Company) exceed $100,000, they will be treated as Non-qualified Options under Section 422(d). Otherwise, there is no restriction as to the maximum or minimum number of Options an employee may receive. Non-qualified Options, Awards and Purchases may be granted to any director, officer, employee or consultant of the Company or any Related Company.

         Shares Subject to the 1988 Stock Plan. Prior to this action of the Board of Directors to amend the 1988 Stock Plan, the 1988 Stock Plan authorized the grant of Stock Rights to acquire up to 566,667 shares of Common Stock. As of the end of the last fiscal year, ISOs to purchase 483,317 shares of Common Stock at an average exercise price of $.41 were outstanding, held by 34 employees, and Non-qualified Options to purchase 101,664 shares of Common Stock at an average exercise price of $.9277 were outstanding, held by 8 individuals.

         Outstanding Stock Rights under the 1988 Stock Plan are subject to adjustment for capital changes. Pursuant to the terms of the 1988 Stock Plan, shares subject to Stock Rights which for any reason expire or are terminated unexercised as to such shares may again be the subject of a grant under the 1988 Stock Plan.

         Granting of Stock Rights. Stock Rights may be granted under the 1988 Stock Plan at any time on or after March 25, 1988 and prior to March 25, 1998. The Board of Directors may, with the consent of the holder of an ISO, convert an ISO granted under the 1988 Stock Plan to a Non-qualified Option.

         Non-qualified Option Price. The exercise price per share of Non-qualified Options granted under the 1988 Stock Plan cannot be less than the lesser of the book value per share of Common Stock as of the end of the preceding fiscal year or 50% of the fair market value per share of Common Stock on the date of grant.

         ISO Price. The exercise price per share of ISOs granted under the 1988 Stock Plan cannot be less than the fair market value of the Common Stock on the date of grant, or, in the case of ISOs granted to employees holding more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Company, 110% of the fair market value of the Common Stock on the date of grant.

         Option Duration. The 1988 Stock Plan requires that each Option shall expire on the date specified by the Board of Directors, but not more than ten years from its date of grant in the case of ISOs and ten years and one day in the case of Non-qualified Options. However, in the case of any ISO granted to an employee owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Company, such ISO shall expire on the date specified by the Board of Directors, but not more than five years from its date of grant.

         Exercise of Option. Subject to the terms and conditions of the 1988 Stock Plan an Option granted under the 1988 Stock Plan shall be exercisable in whole or in part by giving written notice to the Company at its principal executive offices. The notice must state the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares. Payment may be made in cash or by check, or at the discretion of the Board of Directors, in whole or in part in shares of the Common Stock of the Company valued at fair market value, or at the discretion of the Board of Directors, by delivery of a personal recourse note. The permissible methods of payment of the exercise price of an ISO must be in writing at the time of grant of the ISO.

         Effect of Termination of Employment, Death or Disability. If an ISO optionee ceases to be employed by the Company and all Related Companies other than by reason of death or disability, no further installments of his or her ISOs will become exercisable, and the ISOs shall terminate after the passage of sixty days from the date he or she ceases to be employed (but not later than their specified expiration dates), except to the extent that such ISOs shall have been converted into Non-qualified Options. Leave of absence with the written approval of the Board of Directors shall not constitute an interruption of employment provided that such approval contractually requires the Company to continue the employment of the employee after the leave of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (including illness, military obligations or governmental service) provided such leave does not exceed 90 days or, if longer, any period during which the employee's right to reemployment is guaranteed by statute. Stock Rights granted under the 1988 Stock Plan shall not be affected by any change of employment between the Company and a subsidiary so long as the optionee continues to be an employee of the Company or a subsidiary.

         If an optionee dies, any ISO held by the optionee may be exercised, to the extent exercisable on the date of death, by the optionee's estate, personal representative or beneficiary who acquires the Option by will or by the laws of descent and distribution, at any time within 180 days from the date of the optionee's death (but not later than the specified expiration date of the ISO). If an ISO optionee ceases to be employed by the Company and all Related Companies by reason of his or her disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise any ISO held by him or her on the date of termination of employment, to the extent exercisable on that date, at any time within 180 days from the date of termination of employment (but not later than the specified expiration date of the ISO).

         Non-qualified Options are subject to the termination and cancellation provisions as may be determined by the Board of Directors.

         Non-Assignability of Options. Only the optionee may exercise an Option. No assignment or transfers are permitted, except that an Option may be transferred by will or by the laws of descent and distribution.

         Adjustments Upon Changes in Capitalization and Other Events. Option holders are protected against dilution in the event of a stock dividend, stock split, recapitalization, merger or similar transaction. Upon the occurrence of any of the foregoing events, the class and aggregate number of shares reserved for issuance upon the exercise of options under the 1988 Stock Plan shall be appropriately adjusted to reflect the events described above.

         Amendment, Suspension and Termination of the 1988 Stock Plan. The Board of Directors may terminate or amend the 1988 Stock Plan in any respect at any time, except that, without the approval of the stockholders, (a) the total number of shares that may be issued under the 1988 Stock Plan may not be increased except as previously described under "Changes in Stock; Recapitalization and Reorganization"; (b) the provisions regarding eligibility for grants of ISOs may not be modified; (c) the provisions regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment referred to above); and (d) the expiration date of the 1988 Stock Plan may not be extended. No action of the Board of Directors or stockholders, however, may, without the consent of an optionee, alter or impair his rights under any Option previously granted to him.

         Miscellaneous. The proceeds received by the Company from the sale of shares pursuant to the 1988 Stock Plan shall be used for general corporate purposes. The Company's obligation to deliver shares is subject to the approval of any governmental authority required in connection with the sale or issuance of such shares. The exercise of Non-qualified Options, Awards or Purchases for less than fair market value may require the holder to recognize ordinary income and pay additional withholding taxes in respect of such income, and the Board of Directors may condition the grant or exercise of an Option, Award or Purchase on the payment to the Company of such taxes. An employee is required to notify the Company in the event that he disposes of stock acquired on the exercise of an ISO prior to the later of two years from the date of grant or one year from the date of exercise of the ISO. Unless terminated earlier by the Board of Directors, the 1988 Stock Plan will expire on March 25, 1998.

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally precludes the deduction by the Company of compensation paid to any of the Chief Executive Officer (the "CEO") or the four most highly paid executive officers of the Company other than the CEO (each a named executive officer, or "NEO") to the extent such compensation exceeds $1,000,000 in any taxable year. The Company believes that until the amendment to increase shares authorized under the 1988 Stock Plan (the "Plan"), the Plan had qualified for a transition rule for certain previously approved plans that exempts compensation recognized as a result of the exercise of options granted under the Plan. After amendment, compensation recognized pursuant to the exercise of Non-qualified Options (and perhaps compensation recognized as a result of disqualifying dispositions of ISO stock) granted under the Plan after the amendment will not constitute "qualified performance-based compensation" and therefore will not be exempt from being counted toward the $1,000,000 limit per year for each NEO. If the Plan were amended further and certain conditions were met, then options granted thereafter would likely constitute qualified performance-based compensation. The Company currently believes that, although it cannot be certain, it is unlikely that any NEO would in the foreseeable future recognize taxable compensation (including salary, bonuses, and the spread on exercise of Non-qualified Options) in excess of $1,000,000 in any taxable year.

         Approval of the ratification of the amendment to the 1988 Stock Plan will require the affirmative vote of the holders of a majority of a quorum of the outstanding shares of Common Stock of the Company. The Board Directors recommends a vote FOR the ratification of the amendment to the 1988 Stock Plan.

             PROPOSAL TO RATIFY THE 1995 DIRECTOR STOCK OPTION PLAN

         On October 25, 1995, the Board of Directors of the Company adopted the 1995 Director Stock Option Plan ("1995 Director Plan"), subject to approval by the Company's stockholders. As of October 26, 1995, each of Mr. Finestone, Mr. Siegenthaler, Mr. Illick, Mr. Kouri and Mr. Thompson were entitled to participate in the 1995 Director Plan. As of February 1, 1996, Mr. Forbes was entitled to participate in the 1995 Director Plan. The complete text of the 1995 Director Plan is attached hereto as Appendix B and the following discussion is qualified in its entirety by the full text of the 1995 Director Plan.

         Purpose. The purpose is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons to serve as members of its Board of Directors.

         Administration. The 1995 Director Plan is administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board has the power to administer the 1995 Director Plan. The Committee, subject to the provisions of the 1995 Director Plan, has the power to construe the 1995 Director Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the 1995 Director Plan as it may deem desirable

         Shares Subject to the 1995 Director Plan. The 1995 Director Plan authorizes the grant of options for up to 300,000 shares of Common Stock. Outstanding options under the 1995 Director Plan are subject to adjustment for capital changes. If any options granted under the 1995 Director Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under the 1995 Director Plan.

         Eligibility; Automatic Grant of Options under the 1995 Director Plan. Each director who was a member of the Board of Directors on October 26, 1995 will automatically be granted on such date an option to purchase 15,000 shares of the Common Stock. Each director who is first elected to the Board after October 26, 1995 will automatically be granted on the date such person first becomes a member of the Board an option to purchase 5,000 shares of Common Stock. In addition, each director who has served continuously as a director for at least six months prior to January 15 of each year shall be automatically granted on January 15 of each year an option to purchase 5,000 shares of the Common Stock. All of the above grants are subject to adjustment for capital changes.

         Option Price. The purchase price of the stock covered by an option granted pursuant to the 1995 Director Plan is 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment as described in "Adjustments Upon Changes in Capitalization and Other Events."

         Period of Option. Unless sooner terminated in accordance with the provisions the 1995 Director Plan, an option granted thereunder will expire on the date which is ten years after the date of grant of the option.

         Vesting of Shares. Options granted under the 1995 Director Plan will vest in the optionee on the date of grant.

         Non-transferability. Any option granted pursuant to the 1995 Director Plan is not assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

         Termination of Option Rights. Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any then unexercised portion of options granted to such optionee shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

         Exercise of Option. Subject to the terms and conditions of the 1995 Director Plan an option granted under the 1995 Director Plan shall be exercisable in whole or in part by giving written notice to the Company at its principal executive offices. The notice must state the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be made in cash or by check, or (subject to such restrictions and guidelines as the Board of Directors may adopt from time to time) in whole or in part in shares of Common Stock of the Company valued at fair market value, or through delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company.

         Adjustments Upon Changes in Capitalization and Other Events. Option holders are protected against dilution in the event of a stock dividend, stock split, recapitalization, merger or similar transaction. Upon the occurrence of any of the foregoing events, the class and aggregate number of shares reserved for issuance upon the exercise of options under the 1995 Directors Plan shall be appropriately adjusted to reflect the events described above.

         Termination and Amendment of Plan. Options may no longer be granted under the 1995 Director Plan after October 25, 2005. The 1995 Director Plan will terminate when all options granted or to be granted are no longer outstanding. The Board of Directors may at any time terminate the 1995 Director Plan or make such modifications or amendments, certain of which are subject to shareholder approval, as it deems advisable (although such action shall not affect options previously granted).

         Withholding of Income Taxes. Upon the exercise of an option, the Company may, in accordance with applicable laws, require the optionee to pay withholding taxes in respect of amounts considered to be compensation includable in the optionee's gross income.

         Ratification and approval of the 1995 Director Plan will require the affirmative vote of the holders of a majority of a quorum of the outstanding shares of Common Stock of the Company. The Board of Directors recommends a vote FOR the ratification and approval of the 1995 Director Plan.

                                NEW PLAN BENEFITS
                         1995 Director Stock Option Plan

                 Name/Title                 Dollar Value ($)(1)   Number of Options
Paul A. Siegenthaler                                -0-                15,000
   Chief Executive Officer and President

Non-Executive Director Group                        -0-                60,000

(1) At fiscal year ended 1995, the fair market value of the Common Stock underlying the options did not exceed the exercise price of the options.

                    PROPOSAL TO RATIFY SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Deloitte & Touche, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1996. Deloitte & Touche has served as the Company's auditors and outside accountants since 1988. It is expected that a member of the firm will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

         Ratification and approval of the selection of Deloitte & Touche as the Company's independent public accountants for the fiscal year ending December 31, 1996 will require the affirmative vote of the holders of a majority of a quorum of the outstanding shares of the Common Stock of the Company. The Board of Directors recommends that stockholders vote FOR ratification and approval of the selection of Deloitte & Touche as the Company's independent public accountants for the fiscal year ending December 31, 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From January 1, 1995 to the present, there have been no transactions, currently proposed transactions, or series of similar transactions, between the Company and any executive officer, director, nominee for election as a director or 5% beneficial owner of the Company's Common Stock, or any member of the immediate family of the foregoing persons, in which one of the foregoing individuals or entities had or will have an indirect or direct interest exceeding $60,000.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of the Company must be received at the Company's principal executive offices not later than December 26, 1996. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.

                            EXPENSES AND SOLICITATION

         The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

                             SECTION 16 REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and holders of more than 10% of the Company's Common Stock (collectively, the "Reporting Person") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filing Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31,1995, the Company believes that all Reporting Persons complied with all Section 16(a) requirements in the fiscal year ended December 31, 1995.

APPENDIX A
- ----------

                       NATIONAL TRANSACTION NETWORK, INC.

                                 1988 STOCK PLAN

         1. PURPOSE. This 1988 Stock Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of NATIONAL TRANSACTION NETWORK, INC., a Delaware corporation (the "Company"), and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422A(b) of the Internal Revenue Code of 1986 (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 425 of the Code.

         2. ADMINISTRATION OF THE PLAN.

            A. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Stock Plan Committee (the "Committee") of three or more of its members to administer this Plan. No member of the Committee, while a member, shall be eligible to participate in the Plan. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

            B. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

            C. Stock Rights may be granted to members of the Board, but any such grant shall be made and approved in accordance with paragraph 2(D), if applicable. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to him of Stock Rights.

            D. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any grant of Stock Rights to a member of the Board (made at any time from the effective date of such registration until six months after the termination of such registration) must be approved by a majority vote of the other member of the Board; provided, however, that if a majority of the Board is eligible to participate in the Plan or in any other stock option or other stock plan of the Company or any of its affiliates, or has been so eligible at any time within the preceding year, any grant of Stock Rights to a member of the Board must be made by, or only in accordance with the recommendation of, the Committee or a committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board but having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time within the preceding year. The requirements imposed by the preceding sentence shall also apply with respect to grants to officers who are also directors. Once appointed, such committee shall continue to serve until otherwise directed by the Board.

         3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

         4. STOCK. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 500,000, subject to adjustment as provided in paragraph
13. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

         5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after March 25, 1988 and prior to March 25, 1998. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

         6. MINIMUM OPTION PRICE; ISO LIMITATIONS.

            A. The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) 50 percent of the fair market value per share of Common Stock on the date of such grant.

            B. The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant.

            C. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000; provided that this paragraph 6(C) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to
         Section 422A(b)(7) of the Code.

            D. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

         8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

            A. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

             B. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

             C. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

             D. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422A(b)(7) of the Code, as described in paragraph 6(C).

         9. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

         10. DEATH; DISABILITY.

             A. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the optionee's death.

             B. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the ISO's specified expiration date or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in
         Section 22(e)(3) of the Code or successor statute.

         11. ASSIGNABILITY. No Stock Right shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Stock Right shall be exercisable only by him.

         12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

             A. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

             B. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

             C. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

             D. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

             E. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

             F. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

             G. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

             H. Upon the happening of any of the foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

         14. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on March 25, 1988, subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by unanimous written consent. If the approval of stockholders is not obtained by March 25, 1989, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire on March 25, 1998 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended. Except as provided in the fourth sentence of this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

         16. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

         17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

         18. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option,
(ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right on the grantee's payment of such additional withholding taxes.

         20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

         21. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

APPENDIX B
- ----------
                       NATIONAL TRANSACTION NETWORK, INC.

                         1995 DIRECTOR STOCK OPTION PLAN

         1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 1995 Director Stock Option Plan (hereinafter, this "Plan"), is intended to promote the interests of National Transaction Network, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons to serve as members of its Board of Directors (the "Board").

         2. Available Shares. The total number of shares of Common Stock, par value $0.15 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 300,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

         3. Administration. This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

         4. Automatic Grant of Options. Subject to the availability of shares under this Plan,

            (a) each director who is a member of the Board on October 26, 1995 shall be automatically granted on October 26, 1995, without further action by the Board, an option to purchase 15,000 shares of the Common Stock (subject to adjustment in accordance with paragraph 10 of this Plan) and no director shall receive more than one grant under this Section 4(a);

            (b) each director who is first elected to the Board after October 26, 1995 shall be automatically granted on the date such person first becomes a member of the Board, without further action of the Board, an option to purchase 5,000 shares of Common Stock (subject to adjustment in accordance with paragraph 10 of this Plan) and no director shall receive more than one grant under this
Section 4(b); and

            (c) each director who has served continuously as a director for at least six months prior to January 15 of each year shall be automatically granted on January 15 of each year, without further action by the Board, an option to purchase 5,000 shares of the Common Stock (subject to adjustment in accordance with paragraph 10 of this Plan).

         This Plan is subject to approval by a majority of the Company's stockholders given by written consent or by voting on such a matter at the first meeting of the stockholders of the Company on or after October 26, 1995. Any options granted pursuant to this Plan prior to such stockholder approval are valid but subject to such condition.

         5. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock Market. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length; provided, however, that the "fair market value" of the stock issuable upon exercise of an option granted pursuant to the Plan within 120 days prior to the time the Company's Common Stock is publicly traded shall be deemed to be equal to the initial per share purchase price at which the Company's Common Stock is offered to the public.

         6. Period of Option. Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

         7. (a) Vesting of Shares and Non-Transferability of Options. Options granted under this Plan shall vest in the optionee on the date of grant.

            (b) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

         8. Termination of Option Rights. Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any then unexercised portion of options granted to such optionee shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

         9. Exercise of Option. Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to National Transaction Network, Inc., at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

         10. Adjustments Upon Changes in Capitalization and Other Events. Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

             (a) Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

             (b) Recapitalization Adjustments. In the event of a reorganization, recapitalization, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

             (c) Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

             (d) Adjustments. Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

         11. Restrictions on Issuance of Shares. Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

             (a) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

             (b) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

         12. Legend on Certificates. The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

         13. Representation of Optionee. If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

         14. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

         15. Termination and Amendment of Plan. Options may no longer be granted under this Plan after October 25, 2005, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her, except as to options granted subject to the conditions identified in paragraph 4 above.

         16. Withholding of Income Taxes. Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includable in the optionee's gross income.

         17. Compliance with Regulations. It is the Company's intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

         18. Governing Law. The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Date Approved by Board of Directors of the Company:  October 25, 1995

Date Approved by Stockholders of the Company:  __________, 1996

                       NATIONAL TRANSACTION NETWORK, INC.
                             9 KANE INDUSTRIAL DRIVE
                           HUDSON, MASSACHUSETTS 01749
                                 (508) 562-6500

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  June 7, 1996

         The undersigned hereby appoints Jeffrey B. Finestone, Paul A. Siegenthaler and Milton A. Alpern, and each of them singly, proxies for the undersigned, with full power of attorney and power of substitution, to vote all shares of capital stock of any class which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of National Transaction Network, Inc. (the "Company") to be held on Friday, June 7, 1996, at 9:00 a.m. at the offices of Testa, Hurwitz & Thibeault, 125 High Street, High Street Tower, 22nd Floor, Boston, Massachusetts 02110, and at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 25, 1996, receipt of which is hereby acknowledged:

1.       To elect a Board of Directors for the ensuing year.

         [  ] FOR                 [  ] WITHHOLD              [  ] FOR ALL EXCEPT

         J. B. Finestone, C. D. Illick, B. Kouri, C. R. Thompson, R. D. D. Forbes and P. A. Siegenthaler

         INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

2. To ratify an amendment to the Company's 1988 Stock Plan increasing the number of shares of Common Stock available for issuance under the 1988 Stock Plan from 566,667 to 800,000 shares

         [  ] FOR                 [  ] AGAINST               [  ] ABSTAIN

3.       To ratify the 1995 Director Stock Option Plan

         [  ] FOR                 [  ] AGAINST               [  ] ABSTAIN

4. To ratify the selection of the firm of Deloitte & Touche as auditors of the Company for the fiscal year ending December 31, 1996.

         [  ] FOR                 [  ] AGAINST               [  ] ABSTAIN

5. To transact such other business as may properly come before the meeting and any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY WILL BE VOTED AS SPECIFIED OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEE DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2, 3 AND 4. A VOTE TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY TAKEN UNDER ITEM 5 WILL BE VOTED IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS HEREINBEFORE NAMED AS ATTORNEYS.

Dated: ____________, 1996                  Print Name: _______________________

                                           Signature(s):______________________

IMPORTANT: Please date this Proxy and sign exactly as your name(s) appear(s) hereon. If stock is held jointly, each owner should sign. If signing as attorney, executor, administrator, trustee, guardian or other fiduciary please give your full title as such.



STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED PRE-PAID, PRE-ADDRESSED ENVELOPE.